UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2009 (July 8, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud’s ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended April 30, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, SteelCloud, Inc. (“SteelCloud”) had received notice on March 23, 2009 from The NASDAQ Stock Market (“NASDAQ”), that it was subject to potential delisting from NASDAQ for failure to comply with the stockholders’ equity requirement for continued listing under NASDAQ Listing Rule 5550(b).  On April 14, 2009, SteelCloud informed NASDAQ that it intended to re-achieve compliance with this requirement through an equity financing, which offer has been registered with the Securities and Exchange Commission (the “SEC”) on a Form S-1 registration statement (File No. 333-158703).  As a result, SteelCloud had been granted an extension until July 6, 2009 to comply with this requirement.  To date, the registration statement has not yet been declared effective by the SEC, and the financing transaction has not yet been completed, and there can be no assurance that such financing will be completed.  On July 8, 2009, SteelCloud received written notification from NASDAQ stating that the Staff determined that SteelCloud did not meet the terms of the extension, and that, as a result, SteelCloud’s securities would be subject to suspension from trading at the opening of business on July 17, 2009, and delisting from NASDAQ.

SteelCloud intends to request a hearing to appeal the Staff’s determination before a NASDAQ Hearing Panel (the “Panel”) and to present its plan for regaining compliance with Rule 5550(b). The notification states that a hearing request will stay the delisting of SteelCloud’s securities pending the Panel’s decision. There can be no assurance that the Panel will grant SteelCloud’s request for continued listing.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)               Exhibits

Exhibit No.	Description
99.1	Press Release issued by SteelCloud, Inc., dated July 14, 2009, entitled, “SteelCloud Receives NASDAQ Notice.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.
By:	/s/ Brian H. Hajost Brian H. Hajost, Chief Executive Officer

July 14, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by SteelCloud, Inc., dated July 14, 2009, entitled, “SteelCloud Receives NASDAQ Notice.”